Virtus Multi-Strategy Target Return Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated December 4, 2015 to the Prospectuses dated September 8, 2015

Important Notice to Investors

Under “Principal Investment Strategies” in the fund’s summary prospectus and the summary section of the statutory prospectus, the last paragraph is hereby revised and replaced with the following:

The fund seeks to generate a positive return of 5% per annum above the Fed Funds Target Rate, on a gross of fees basis, on average, over rolling three year periods, with a portfolio volatility target of less than half the volatility of global equities, measured over the same rolling three year periods. To do so, the subadviser selects strategies based on views on asset classes, sectors, currencies, interest rates, inflation, and volatility. These strategies will be actively managed and will adjust over time, and may result in a high degree of portfolio turnover.

Additionally, the following disclosure is added under “Portfolio Management” in the fund’s summary prospectus and the summary section of the statutory prospectus:

➢	Brendan Walsh, Ph.D., Portfolio Manager at AIA, is a manager of the fund. Mr. Walsh has served as a Portfolio Manager of the fund since November 2015.

Under “Portfolio Management” beginning on page 66 of the fund’s statutory prospectus, the table showing portfolio managers at AIA is hereby amended by adding “Brendan Walsh, Ph.D. (since November 2015)” to the right hand column. Additionally, the following disclosure is added below the table:

Brendan Walsh, Ph.D. Mr. Walsh is Portfolio Manager at AIA (since 2010). Prior to joining AIA, he was Quantitative Analyst at Standard Life Investments where he managed the Global Absolute Return Strategies fund (2006 to 2010).

Investors should retain this supplement for future reference.

VAST 8034/MSTRAddlStrat (12/15)

Virtus Multi-Strategy Target Return Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated December 4, 2015 to the Statement of

Additional Information (“SAI”) dated September 8, 2015

Important Notice to Investors

Under “Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest” in the section “Portfolio Managers” beginning on page 87 of the SAI, the name “Brendan Walsh, Ph.D.” is hereby added to the list of portfolio managers for Multi-Strategy Target Return Fund.

Under “Other Accounts Managed (With No Performance-Based Fees)” in the section “Portfolio Managers” beginning on page 88 of the SAI, a new row showing information for Mr. Walsh and an associated footnote are added to the table:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Brendan Walsh****	0	$0	2	$3.55 billion	0	$0

Under “Other Accounts Managed with Performance-Based Fees” in the section “Portfolio Managers” beginning on page 89 of the SAI, a new row showing information for Mr. Walsh and an associated footnote are added to the table:

	Registered Investment Companies		Other Pooled Investment Vehicles (PIVs)		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Brendan Walsh****	0	$0	0	$0	0	$0

****As of October 31, 2015.

Under “Portfolio Manager Fund Ownership” in the section “Portfolio Managers” beginning on page 93 of the SAI, a new row showing information for Mr. Walsh and an associated footnote are added to the table:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
	Fund Name	Range of $$ Owned
Brendan Walsh****	Multi-Strategy Target Return Fund	None

****As of October 31, 2015.

Investors should retain this supplement for future reference.

VAST 8034B SAI/MSTRPMInfo (12/15)